LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 6, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED FEBRUARY 28, 2014

OF MILLER INCOME OPPORTUNITY TRUST

The following is added to the section in the fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks”:

Real estate investment trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended. The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.

The following is added as the first sentence in the section in the fund’s Statement of Additional Information titled “Investment Strategies and Risks: Real Estate Investment Trusts (“REITs”):

The fund may invest in REITs.

The last sentence of the section in the fund’s Statement of Additional Information titled “Investment Strategies and Risks: Real Estate Investment Trusts (“REITs”) is deleted.

Please retain this supplement for future reference.

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